SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 28, 2008

GRANITE MASTER ISSUER PLC
(Exact name of registrant as specified in its charter)
England and Wales
(State or other jurisdiction of incorporation)
333-141533
(Commission File Number)
Not applicable
(IRS Employer Identification No.)
Fifth Floor
100 Wood Street
London EC2V 7EX, England
(Address of principal executive offices)
+44 (0)20 7606 0643
(Registrant’s telephone number, including area code)

GRANITE FINANCE TRUSTEES LIMITED
(Exact name of registrant as specified in its charter)
Jersey, Channel Islands
(State or other jurisdiction of incorporation)
333-141533-02
(Commission File Number)
Not applicable
(IRS Employer Identification No.)
22 Grenville Street
St. Helier, Jersey JE4 8PX, Channel Islands
(Address of principal executive offices)
+44 (0)1534 609 333
(Registrant’s telephone number, including area code)

GRANITE FINANCE FUNDING 2 LIMITED
(Exact name of registrant as specified in its charter)
England and Wales
(State or other jurisdiction of incorporation)
333-141533-01
(Commission File Number)
Not applicable
(IRS Employer Identification No.)
Fifth Floor
100 Wood Street
London EC2V 7EX, England
(Address of principal executive offices)
+44 (0)20 7606 0643
(Registrant’s telephone number, including area code)

NORTHERN ROCK PLC
(Exact name of sponsor as specified in its charter)
England and Wales
(State or other jurisdiction of incorporation)
Not applicable
(Commission File Number)
Not applicable
(IRS Employer Identification No.)
Northern Rock House
Gosforth, Newcastle upon Tyne NE3 4PL, England
(Address of principal executive offices)
+44 (0)191 285 7191
(Sponsor’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01.  Other Events.

The Conditional Purchase Agreement dated 31 August 2005 (the "Conditional Purchase Agreement") entered into by and between Granite Master Issuer plc, Morgan Stanley & Co. Incorporated, Lloyds TSB Bank plc, Cancara Asset Securitisation Limited and Northern Rock plc, and the Remarketing Agreement dated 31 August 2005 (the "Remarketing Agreement") entered into by and between Granite Master Issuer plc, Morgan Stanley & Co. Incorporated, Cancara Asset Securitisaion Limited and Northern Rock plc (which were filed as exhibits 10.1 and 10.2, respectively, to a Registration Statement dated December 2, 2005) have been terminated by the parties thereto pursuant to and in accordance with the terms of the Termination Agreement relating to the Conditional Purchase Agreement dated 28 July 2008 and the Termination Agreement relating to the Remarketing Agreement dated 28 July 2008, attached as Exhibits 99.1 and 99.2 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Date:           August 1, 2008
GRANITE MASTER ISSUER PLC

By:                L.D.C. Securitisation Director No. 1 Limited

By:                /s Sharon Martin
Name:           Sharon Martin
Title:             Director

Date:           August 1, 2008
GRANITE FINANCE FUNDING 2 LIMITED

By:                L.D.C. Securitisation Director No. 1 Limited

By:                /s Sharon Martin
Name:           Sharon Martin
Title:             Director

Date:           August 1, 2008
GRANITE FINANCE TRUSTEES LIMITED

By:                /s/ Dean Godwin
Name:           Dean Godwin
Title:             Director

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit Number.

99.1	Termination Agreement relating to the Conditional Purchase Agreement dated 28 July 2008 among GraniteMaster Issuer plc, Morgan Stanley & Co. Incorporated, Lloyds TSB Bank plc, Cancara AssetSecuritisation Limited and Northern Rock plc.

99.2	Termination Agreement relating to the Remarketing Agreement dated 28 July 2008 among GraniteMaster Issuer plc, Morgan Stanley & Co. Incorporated, Cancara Asset Securitisation Limited ndNorthern Rock plc.